POWER OF ATTORNEY

 Know all by these presents, that the undersigned,

Douglas Boessen, hereby constitutes and appoints each of

Andrew R. Etkind and Joshua H. Maxfield, signing singly,

the undersigneds true and lawful attorney in fact to:

(1) execute for and on behalf of the undersigned, in

the undersigneds capacity as an officer of Garmin Ltd.

(the Company), Forms 3, 4, and 5 in accordance with Section

 16(a) of the Securities Exchange Act of 1934 and the rules

thereunder, and any other forms of reports the undersigned

may be required to file in connection with the undersigneds

ownership, acquisition, or disposition of securities of the

Company;

(2) do and perform any and all acts for an on behalf of

the undersigned which may be necessary or desirable to

complete the execute any such Form 3, 4, or 5, or other

form or report, and timely file such form or report with

the United States Securities and Exchange

Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in

the opinion of such attorney in fact, may be of benefit

 to, in the best interest of, or

legally required by, the undersigned,

it being understood that the documents executed by

such attorney in fact on behalf of the undersigned

pursuant to this Power of Attorney

shall be in such form and shall contain such terms

and conditions as such attorney in

fact may approve in such attorney in facts discretion.

 The undersigned hereby grants to each such attorney

in fact full power and authority to do and perform any and

 every act and thing whatsoever requisite, necessary, or

proper to be done in the exercise of any of the rights and

powers herein granted, as fully to all intents and purposes

as the undersigned might or could do if personally present,

with full power of substitution or revocation, hereby

ratifying and confirming all that such attorney in fact,

 or such attorney in facts substitute or substitutes, shall

lawfully do or cause to be done by virtue of this power of

attorney and the rights and powers herein granted.  The

undersigned acknowledges that the foregoing attorneys in

fact, in serving in such capacity at the request of

the undersigned, are not assuming, nor is the Company

assuming, any of the undersigneds responsibilities

to comply with Section 16 of the Securities Exchange

Act of 1934.

 This Power of Attorney shall remain in full

force and effect until the undersigned is no longer

required to file Forms 3, 4, and 5 with respect to

the undersigneds holdings of and transactions in securities

issued by the Company, unless earlier revoked by

the undersigned in a signed writing delivered to the

foregoing attorneys in fact.

 IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be executed as

of this 11th day of June, 2014.

     /s/ Douglas Boessen

     Douglas Boessen